     As filed with the Securities and Exchange Commission on June 7, 1996
          Pre-effective Amendment No. 1 to Registration No. 333-03791 Post-Effective Amendment No. 2 to Registration No. 33-50933
- ------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              --------------------
                              AMENDMENT NO.1 TO
                                   FORM S-3
                           REGISTRATION STATEMENT
                                    Under
                       The Securities Act of 1933

                                    and

                              Post-Effective
                            Amendment No. 2 to
                                 FORM S-3
                         REGISTRATION STATEMENT
                                  Under
                     The Securities Act of 1933


                               THE RYLAND GROUP, INC.
             (Exact name of registrant as specified in its charter)
          Maryland                                        52-0849948
(State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                 Identification No.)
                         11000 Broken Land Parkway
                         Columbia, Maryland  21044
                             (410) 715-7000
           (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             David Lesser, Esquire
                 Executive Vice-President and General Counsel
                            The Ryland Group, Inc.
                           11000 Broken Land Parkway
                          Columbia, Maryland  21044
                              (410) 715-7000
(Name, address, including zip code, and telephone number, including area code, of agents for service)


         Approximate date of commencement of proposed sale to the public:
                 From time to time after the effective date of this
                   Registration Statement as determined in light
                       of market conditions and other factors

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the
following box.    /  /
                   --

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or
interest reinvestment plans, check the following box.   /xx/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.    /  /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.    /  /

     If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.    /  /

                              ------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

The purpose of this Amendment to Registration Statement is to file an exhibit, Form T-1: Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Senior Trustee, which Exhibit was omitted from the prior filing and is filed herewith.

Item 16.  Exhibits.

Exhibit Number         Exhibit
- --------------
1                  Form of Underwriting Agreement (filed as Exhibit A to
the Corporation's Current Report on Form 8-K dated
August 6, 1992 and incorporated by reference herein).

4.1                Proposed Form of Senior Indenture.

4.2 Subordinated Indenture dated as of July 15, 1992 by and between the Corporation and First Union National Bank of Virginia (filed as Exhibit B to the Corporation's
Current Report on Form 8-K dated August 6, 1992 and incorporated by reference herein).

5                  Opinion of Piper & Marbury L.L.P. as to Legality.

12                 Statement regarding computation of ratios of earnings
to fixed charges.

23.1               Consent of Ernst & Young LLP

23.2               Consent of Piper & Marbury L.L.P.
                   (included in Exhibit 5).

24                 Power of Attorney

25                 Form T-1:  Statement of Eligibility under the Trust
Indenture Act of 1939 of a Corporation designated to act as Trustee. (filed herewith)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement on Form S-3 and this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbia, State of Maryland, on June 7, 1996.

                                    THE RYLAND GROUP, INC.

                                    By:  /s/ R. Chad Dreier
                                         ------------------------------------
                                         R. Chad Dreier
                                         Chairman of the Board, President and
                                         Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

June 7, 1996                             /s/ R. Chad Dreier
                                         ------------------------------------
                                         R. Chad Dreier
                                         Chairman of the Board, Director,
                                         President and Chief Executive
                                         Officer (Principal Executive Officer)

June 7, 1996                             /s/ Michael D. Mangan
                                         ------------------------------------
                                         Michael D. Mangan
                                         Executive Vice President and Chief
                                         Financial Officer (Principal
                                         Financial Officer)

June 7, 1996                             /s/ Stephen B. Cook
                                         ------------------------------------
                                         Stephen B. Cook
                                         Vice President, Corporate Controller
                                         and Chief Accounting Officer
                                         (Principal Accounting Officer)

A Majority of the Board of Directors:

James A. Flick, Jr., Robert J. Gaw, Leonard M. Harlan, L.C. Heist, William L. Jews, William G. Kagler, John H. Mullin III, Charlotte St. Martin and John O. Wilson.

June 7, 1996                             /s/ R. Chad Dreier
                                         ------------------------------------
                                         R. Chad Dreier for Himself and as
                                         Attorney-in-Fact

EXHIBIT INDEX



Exhibit Number      Description                                        Page
- --------------      -----------                                        ----

     25             Form T-1: Statement of Eligibility
                    under the Trust Indenture Act of 1939
                    of a Corporation designated to act as Trustee      6-10




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